UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2005

ALLIED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	0-22276 (Commission File Number)	58-0360550 (IRS Employer Identification No.)

160 Clairemont Avenue, Suite 200
Decatur, Georgia
(Address of principal executive offices)

30030
(Zip Code)

Registrant’s telephone number, including area code: (404) 373-4285

Not Applicable
(Former name or address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

          (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

          (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Employment Agreement with Thomas H. King

     On May 24, 2005, Allied Holdings, Inc. (the “Company”) entered into an amendment (the “King Amendment”) to the Employment Agreement between the Company and Thomas H. King, Executive Vice President and Chief Financial Officer of the Company. The King Amendment provides for a retention bonus, payable to Mr. King on April 17, 2006, in the amount of $181,800. The retention bonus will be credited against any bonus amounts otherwise due to Mr. King under the Company’s bonus plan for the calendar year ended December 31, 2005. Except under certain specified circumstances, in the event Mr. King’s employment is terminated before the payment date for the April 17, 2006 payment date, the Company will not be required to pay the retention bonus.

     All other terms of Mr. King’s employment agreement remain in full force and effect and a description of such terms are included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 27, 2005. A copy of the King Amendment is filed with this Current Report and incorporated herein by reference.

Amendment to Employment Agreement with Thomas M. Duffy

     On May 24, 2005, the Company entered into an amendment (the “Duffy Amendment”) to the Amended and Restated Employment Agreement with Thomas M. Duffy, Executive Vice President, General Counsel and Secretary of the Company. The Duffy Amendment amends Mr. Duffy’s existing employment agreement to provide that, in the event that Mr. Duffy is terminated without cause or if the Company elects not to extend the initial term or any renewal term of his employment agreement, Mr. Duffy will be entitled to receive the bonuses payable under Section 5(b) of the agreement upon the filing by the Company of certain periodic reports with the SEC.

     All other terms of Mr. Duffy’s employment agreement remain in full force and effect and a description of such terms is included in the Company’s proxy statement for the 2005 Annual Meeting of Shareholders. A copy of the Duffy Amendment is filed with this Current Report and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

     (c)      Exhibits

10.10(a) First Amendment to Amended and Restated Employment Agreement, dated May 24, 2005, between Allied Holdings, Inc. and Thomas M. Duffy

10.21(a) First Amendment to Employment Agreement, dated May 24, 2005, between Allied Holdings, Inc. and Thomas H. King

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED HOLDINGS, INC.
Dated: May 27, 2005	By:/s/ Thomas H. King Name: Thomas H. King Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.      Description of Exhibit

     10.10(a)      First Amendment to Amended and Restated Employment Agreement, dated May 24, 2005, between Allied Holdings, Inc. and
                        Thomas M. Duffy

     10.21(a)      First Amendment to Employment Agreement, dated May 24, 2005, between Allied Holdings, Inc. and Thomas H. King